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                                                                    Exhibit 23.3


                         CONSENT OF ARTHUR ANDERSEN LLP

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 14, 1997 included in Boykin Lodging Company's Form 8-K dated January 28, 1998 and to all references to our Firm included in this Registration Statement.


                                                  Arthur Andersen LLP



Cleveland, Ohio,
 January 29, 1998